UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2017

JACOBS ENGINEERING GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Bryan Street, Suite 1200, Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

(214) 583-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Revolving Credit Facility

On September 28, 2017, Jacobs Engineering Group Inc., a Delaware corporation (the “Company” or “Jacobs”), entered into a Second Amendment to Amended and Restated Credit Agreement (the “Amendment”) among the Company, the designated borrowers specified therein, the lenders party thereto and Bank of America, N.A., as administrative agent, which Amendment amends the Amended and Restated Credit Agreement dated as of February 7, 2014.

The Amendment provides for, among other things, an amendment to certain financial definitions used in the Amended and Restated Credit Agreement. The amendments are effective upon the consummation of the merger (the “Merger”) of a wholly-owned subsidiary of the Company with and into CH2M HILL Companies, Ltd. (“CH2M”), as previously disclosed in the Company’s Current Report on Form 8-K dated August 2, 2017.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Amended and Restated Credit Agreement has been previously filed with, and is described in, the Company’s Current Reports on Form 8-K dated February 11, 2014 and March 4, 2015.

Term Loan Facility

On September 28, 2017, the Company entered into a $1,500,000,000 unsecured delayed-draw term loan facility (the “New Credit Facility”) with a syndicate of financial institutions as lenders and letter of credit issuers and BNP Paribas as administrative agent, TD Bank, N.A. and U.S. Bank National Association as co-documentation agent, BNP Paribas Securities Corp., The Bank of Nova Scotia and Wells Fargo Securities, LLC as joint book runners, and as joint arrangers.

Subject to certain terms and conditions set forth therein, loans under the New Credit Facility may be incurred on the day the Merger is consummated in order to pay cash consideration for the Merger, and to pay fees and expenses related to the Merger and the New Credit Facility.

The New Credit Facility has a three year maturity from the date of initial funding and permits the Company to borrow in U.S. dollars at a base rate or a eurocurrency rate. Depending on the Company’s consolidated leverage ratio, borrowings under the New Credit Facility will bear interest at either a eurocurrency rate plus a margin of between 1.00% and 1.50% or a base rate plus a margin of between 0.00% and 0.50%. In addition, prior to the date the Merger is consummated, the Company must pay a ticking fee of between 0.10% and 0.25% of unused commitments under the New Credit Facility.

The New Credit Facility contains affirmative, negative and financial covenants customary for financings of this type, including, among other things, limitations on certain other indebtedness, investments, liens, mergers, asset sales and transactions with affiliates. In addition, the New Credit Facility contains customary events of default.

The foregoing summary of the New Credit Facility does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Credit Facility, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.03 - Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Amendment No. 2, dated as of September 28, 2017, among Jacobs Engineering Group Inc., and the lenders thereto, and Bank of America, N.A., as administrative agent, to the Amended and Restated Credit Agreement dated as of February 7, 2014, by and among Jacobs Engineering, Inc., the lenders from time to time party thereto and Bank of America, N.A., as administrative agent

10.2	Credit Agreement, dated as of September 28, 2017, among Jacobs Engineering Group and the lenders thereto, and BNP Paribas, as administrative agent.

Additional Information and Where to Find It

In connection with the proposed acquisition of CH2M by Jacobs pursuant to the terms of an Agreement and Plan of Merger by and among CH2M, Jacobs and Merger Sub, Jacobs filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Form S-4”) on September 19, 2017 that contains a proxy statement of CH2M and a prospectus of Jacobs, which proxy statement/prospectus will be mailed or otherwise disseminated to CH2M’s stockholders when it becomes effective. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT JACOBS, CH2M AND THE MERGER. Investors may obtain free copies of the current proxy statement/prospectus, as well as other filings containing information about Jacobs and CH2M, without charge, at the SEC’s Internet website (http://www.sec.gov). Copies of these documents may also be obtained for free from the companies’ websites at www.jacobs.com or www.ch2m.com

Participants in Solicitation

Jacobs, CH2M and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of CH2M in connection with the proposed transaction. Information about Jacobs’ executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on November 22, 2016 and its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on December 9, 2016. Information about CH2M’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 7, 2017, and the proxy statements for its 2017 annual meeting of stockholders, which was filed with the SEC on April 24, 2017. Investors may obtain more detailed information regarding the direct and indirect interests of Jacobs, CH2M and their respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statement/prospectus regarding the proposed transaction filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This document relates to a proposed business combination between Jacobs and CH2M. This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This document is not a substitute for the proxy statement/prospectus or any other document that Jacobs may file with the SEC in connection with the proposed transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Statements made in this document that are not based on historical fact are forward-looking statements, including statements regarding whether and when the proposed transaction between Jacobs and CH2M will be consummated and the anticipated benefits thereof. Although such statements are based on management’s current estimates and expectations, and currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain, and you should not place undue reliance on such statements as actual results may differ materially. We caution the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by our forward-looking statements. The potential risks and uncertainties include, among others, the possibility that CH2M may be unable to obtain required stockholder approval or that other conditions to closing the transaction may not be satisfied, such that the transaction will not close or that the closing may be delayed; general economic conditions; the possibility of unexpected costs, liabilities or delays in connection with the transaction; risks that the transaction disrupts current plans and operations of the parties to the transaction; the ability to recognize the benefits of the transaction; the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of any financings that will be obtained for the transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. For a description of some additional factors that may occur that could cause actual results to differ from forward-looking statements see the proxy statement/prospectus, Jacobs’ Annual Report on Form 10-K for the period ended September 30, 2016 and CH2M’s Annual Report on Form 10-K for the period ended December 30, 2016, and in particular the “Risk Factors” discussions thereunder as well as Jacobs’ and CH2M’s other filings with the Securities and Exchange Commission. Neither Jacobs nor CH2M is under any duty to update any of the forward-looking statements after the date of this document to conform to actual results, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacobs Engineering Group Inc.

Date: September 28, 2017	By:	/s/ Kevin C. Berryman
Kevin C. Berryman
Executive Vice President and Chief Financial Officer